                                                                 Exhibit 10.15



                                               300, avenue Viger Est,
                                               Montreal (Quebec)
       Videotron                               Canada
       International Ltee                      H2X 3W4

                                               Telephone:   (514) 281-1232
                                               Telecopieur: (514) 985-8420





                                                      Montreal, 31 January 1995




Mr. Julian Riches
Director
Financial Planning
VIDEOTRON HOLDINGS, Plc
Videotron House
76 Hammersmith Road
London, W14 8UD
U.K.

Dear Julian:

Following our recent discussions, I confirm, as listed below, the terms of your Offer of Employment with our Videotron subsidiary in the United States.

TITLE:                                                   Chief Financial Officer

ANNUAL SALARY:                                                     U.S. $130,000

AUTOMOBILE ALLOWANCE:                                            U.S. $500/month

HOLIDAYS/VACATIONS:                                                      4 weeks

TERM:                                                                    3 years

o Short Term Incentive Bonus Plan of up to 30% of salary per annum dependent upon achievement of agreed upon goals and objectives

o    Participation in incentive Stock Plan of OpTel, Inc.

o Reimbursement of all out-of-pocket relocation costs including storage and temporary housing of up to 60 days

o    Two round trip airline tickets per year for you and your wife to visit
     England

    o Notice period of one year base salary and all reasonable relocation costs to return to the U.K.

    For your information, I am working on obtaining a Work Permit for you and your wife.

    Should you have any questions and/or comments, please do not hesitate to contact me or Ada, she will know how to reach me. If the above terms are acceptable to you, please sign the offer and return it to my attention, at your earliest convenience.

    Sincerely,


    /s/ Rory O. Cole                                   /s/ Julian M. Riches
    ---------------------------                        ----------------------
    Rory O. Cole                                           Julian M. Riches
    Vice President
    New Market Development